Exhibit 10.3

                Base Salaries of Named Executive Officers of the Registrant


      The following are the annualized base salaries currently in effect for calendar year 2005 of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of TransCommunity Financial Corporation:


      William C. Wiley                                    $160,000
           Chairman and Chief Executive Officer

      Bruce B. Nolte                                      $130,000
           President and Chief Operating Officer

      Thomas M. Crowder                                   $130,000
           Chief Financial Officer

      Richard W. Mayhew                                    $96,000*
           President and Chief Executive Officer,
           Main Street Mortgage and Investment
      Corporation

      James F. Keller                                     $130,000
           President and Chief Executive Officer,
           Bank of Powhatan, N.A.

      M. Andrew McLean                                    $127,000
           President and Chief Executive Officer,
           Bank of Goochland, N.A.

      George D. Yancey                                    $122,500
           President and Chief Executive Officer,
           Bank of Louisa, N.A.


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* This salary amount is based on a voluntary reduction during the last quarter of 2004 and for an as yet undetermined portion of 2005 from a contract amount of $120,000.